                        SIGNATURES OF REPORTING PERSONS

   This Statement on Form 4 is filed by the Reporting Persons listed below.

Dated:  July 3, 2020

                                   SILVER PRIVATE HOLDINGS I, LLC
                                   By: Silver Private Investments, LLC, its sole
                                   member

                                   By:  /s/ Peter Berger
                                        ----------------------------------------
                                        Name:   Peter Berger
                                        Title: Authorized Signatory

                                   SILVER PRIVATE INVESTMENTS, LLC

                                   By:  /s/ Peter Berger
                                        ----------------------------------------
                                        Name:  Peter Berger
                                        Title: Authorized Signatory

                                   SIRIS PARTNERS III, L.P.
                                   SIRIS PARTNERS III PARALLEL, L.P.
                                   By: Siris Partners GP III, L.P., its general
                                   partner
                                   By: Siris GP HoldCo III, LLC, its general
                                   partner

                                   By:  /s/ Peter Berger
                                        ----------------------------------------
                                        Name:  Peter Berger
                                        Title: Managing Member

                                   SIRIS PARTNERS GP III, L.P.
                                   By: Siris GP HoldCo III, LLC, its general
                                   partner

                                   By:  /s/ Peter Berger
                                        ----------------------------------------
                                        Name:  Peter Berger
                                        Title: Managing Member

                                   SIRIS GP HOLDCO III, LLC

                                   By:  /s/ Peter Berger
                                        ----------------------------------------
                                        Name:  Peter Berger
                                        Title: Managing Member

                                   SIRIS CAPITAL GROUP III, L.P.
                                   By: Siris Group GP, LLC, its general partner

                                   By:  /s/ Peter Berger
                                        ----------------------------------------
                                        Name:  Peter Berger
                                        Title: Manager

                                   SIRIS CAPITAL GROUP, LLC
                                   By:  Siris Group GP, LLC, its managing member

                                   By:  /s/ Peter Berger
                                        ----------------------------------------
                                        Name:  Peter Berger
                                        Title: Manager

                                   SIRIS GROUP GP, LLC

                                   By:  /s/ Peter Berger
                                        ----------------------------------------
                                        Name:  Peter Berger
                                        Title: Manager